UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              February 10, 2005

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA	19428
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

                                                                                            Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

                On February 10, 2005, UbiquiTel Operating Company, a wholly owned subsdiary of UbiquiTel Inc., issued a press release, attached hereto as Exhibit 99.1, announcing that it had suspended its offer to exchange up to $150,000,000 aggregate principal amount of its outstanding unregistered 9 7/8% Senior Notes due 2011 for up to a like aggregate principal amount of 9 7/8% Senior Notes due 2011.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.                The following Exhibit is filed with this report.

Exhibit No.	Description
99.1	Press Release dated February 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: February 15, 2005	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 10, 2005